UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2025

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2025, Signing Day Sports, Inc., a Delaware corporation (the “Company” or “Signing Day Sports”), entered into the Amendment No. 2 to the Business Combination Agreement (the “Amendment”) with One Blockchain LLC, a Delaware limited liability company (“One Blockchain”), BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (“BlockchAIn”), BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of BlockchAIn (“Merger Sub I”), and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of BlockchAIn (“Merger Sub II”). The Amendment amended the Business Combination Agreement, dated as of May 27, 2025, among Signing Day Sports, BlockchAIn, One Blockchain, Merger Sub I, and Merger Sub II (the “Original Business Combination Agreement”), as amended by the Amendment No. 1 to the Business Combination Agreement, dated as of November 10, 2025, between Signing Day Sports and One Blockchain (as amended, the “Business Combination Agreement”).

Pursuant to the Amendment, the date that either Signing Day Sports or One Blockchain may terminate the Business Combination Agreement by written notice to the other if any of the condition to the closing of the transactions contemplated by the Business Combination Agreement (the “Transactions”) was extended from December 31, 2025 to February 17, 2026 (the “Outside Date”), and in the event that the Registration Statement on Form S-4, as amended or supplemented (the “Registration Statement”), filed by BlockchAIn in connection with the Transactions pursuant to the Business Combination Agreement is declared effective by the Securities and Exchange Commission (the “SEC”) by the Outside Date, such Outside Date shall be extended to April 30, 2026 instead of February 15, 2026. In addition, the Amendment removed a provision from the Original Business Combination Agreement which provided that, at the request of One Blockchain, Signing Day Sports would issue a certain series of super voting preferred shares as of the record date for the special stockholder meeting to be called for the purpose of approving the Transactions.

The Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Additional Information and Where to Find It

Pursuant to the Business Combination Agreement, BlockchAIn has filed the Registration Statement with the SEC, which contains a preliminary proxy statement of Signing Day Sports and a preliminary prospectus for registration of shares of BlockchAIn. The Registration Statement has not been declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be mailed or otherwise disseminated to Signing Day Sports stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIGNING DAY SPORTS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONE BLOCKCHAIN, SIGNING DAY SPORTS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by BlockchAIn and Signing Day Sports with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signing Day Sports by directing a written request to: Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Business Combination.

Participants in the Solicitation

Signing Day Sports, and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Signing Day Sports with respect to the Transactions and related matters. Information about the directors and executive officers of Signing Day Sports, including their ownership of shares of Signing Day Sports, is included in Signing Day Sports’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025, and Signing Day Sports’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which was filed with the SEC on November 12, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Signing Day Sports stockholders, including a description of their interests in the Transactions by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be filed with the SEC when they become available. The managers and officers of One Blockchain do not currently hold any interests, by security holdings or otherwise, in Signing Day Sports.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Amendment No. 2 to the Business Combination Agreement, dated as of December 21, 2025, among Signing Day Sports, Inc., One Blockchain LLC, BlockchAIn Digital Infrastructure, Inc., BCDI Merger Sub I Inc., and BCDI Merger Sub II LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2025	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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